O FSS1 PA-3
                          SUPPLEMENT DATED APRIL 9, 2002
                              TO THE PROSPECTUS OF
                           FRANKLIN STRATEGIC SERIES
       (FRANKLIN AGGRESSIVE GROWTH FUND, FRANKLIN LARGE CAP GROWTH FUND,
  FRANKLIN SMALL-MID CAP GROWTH FUND AND FRANKLIN SMALL CAP GROWTH FUND II -
                                 ADVISOR CLASS)
                             DATED SEPTEMBER 1, 2001

The prospectus is amended as follows:

I. In the Franklin Aggressive Growth Fund "Performance" section on page 7, the Russell 3000 Index is replaced by the Russell 3000 Growth Index, which is defined as follows:

 Source: Standard & Poor's Micropal. The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies (the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market) with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

II. The second paragraph under "Main Investment Strategies" in the "Franklin Small-Mid Cap Growth Fund" section on page 20, is replaced with the following:

 For this Fund, mid cap companies are those companies with market cap values not exceeding $8.5 billion and small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. In most instances, the manager intends to continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds the small or mid cap measures described above.

III. The second paragraph under "Main Investment Strategies" in the "Franklin Small Cap Growth Fund II" section on page 29, is replaced with the following:

 For this Fund, small cap companies are those companies with market cap values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The manager may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Fund follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.

               Please keep this supplement for future reference.